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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each director and officer of Huntington Bancshares Incorporated (the "Corporation"), whose signature appears below hereby appoints Richard A. Cheap, Thomas E. Hoaglin, and Michael J. McMennamin, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of January 16, 2003.

DIRECTORS/OFFICERS:

         Signatures                                 Title
         ----------                                 -----

/s/  Thomas E. Hoaglin            Chairman, President, Chief Executive Officer
-------------------------------   (Principal Executive Officer)
     Thomas E. Hoaglin

/s/  Michael J. McMennamin        Vice Chairman, Chief Financial Officer and
-------------------------------   Treasurer (Principal Financial Officer)
     Michael J. McMennamin

/s/  John D. Van Fleet            Senior Vice President and Controller
-------------------------------   (Principal Accounting Officer)
     John D. Van Fleet

/s/  Raymond J. Biggs             Director
-------------------------------
     Raymond J. Biggs

/s/  Don M. Casto III             Director
-------------------------------
     Don M. Casto III

/s/  John B. Gerlach, Jr.         Director
-------------------------------
     John B. Gerlach, Jr.

/s/  Patricia T. Hayot            Director
-------------------------------
     Patricia T. Hayot

/s/  Wm. J. Lhota                 Director
-------------------------------
     Wm. J. Lhota

-------------------------------   Director
     Robert H. Schottenstein

/s/  George A. Skestos            Director
-------------------------------
     George A. Skestos

                                  Director
-------------------------------
     Lewis R. Smoot, Sr.

                                  Director
-------------------------------
     Timothy P. Smucker